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                                                                    EXHIBIT 23.6

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We consent to the use of our report dated February 7, 2003, except for note 18(c), as to which the date is March 26, 2003, with respect to the consolidated financial statements of Echo Bay Mines Ltd. included in the Proxy
Statement/Prospectus that is made a part of the Registration Statement (Form F-4) of Kinross Gold Corporation.


                                                /s/ Ernst & Young LLP
December 23, 2003                               Chartered Accountants